Exhibit 10.1

Commitment to be Bound

by the Amended Operating Agreement

to Effect Transfer of Membership Interest

WHEREAS, pursuant to the First Amended Limited Liability Company Agreement of Global Clean Solutions, LLC amended effective 15 May 2020 (the “Amended Agreement”), a Member may transfer all or a portion of such Member’s Units to a company, and said company shall immediately become a substituted Member if: 1) the Member holding such Units shall deliver written notice to the Company describing in reasonable detail the proposed Transfer; and 2) the proposed Transferee has agreed in writing to be bound by the conditions set forth in Section 10.1 of the Agreement; and 3) Transferee designates the same Person as Manager of Global Clean Solutions, LLC as the transferor had designated; and 4) Transferee executes a counterpart signature page to the Amended Agreement.

WHEREAS Graphene Holdings, LLC (“Transferor”) seeks to Transfer all of its twenty-five (25) Class A Units in Global Clean Solutions, LLC to Global Technologies, Ltd, a Delaware Limited Company (the “Transferee”):

NOW, THEREFORE, the undersigned hereby represents and warrants as follows:

a.	Transferee is a Delaware Limited Company;

b.	Transferor seeks to Transfer all his twenty-five (25) Class A Units to Transferee to be held thereby;

AND, the undersigned hereby agree as follows;

c.	Transferee acknowledges that it has read the Amended Agreement and by the execution of this Commitment to be Bound agrees to be admitted as a member of Global Clean Solutions, LLC, to be bound by Section 10.1 of the Amended Agreement (reproduced below), and upon Transfer of said twenty-five (25) Class A Units to Transferee shall execute a counterpart signature page to the Amended Agreement, as if the Transferee were an original signatory to the Agreement;

—10.1 Assignment by Members. No Member shall be permitted to Transfer all or a portion of such Member’s Units except subject to, and in compliance with, this Article X; provided, however, that in no event may an Incentive Unit be transferred except in connection with a Company repurchase. Each Member hereby acknowledges the reasonableness of this prohibition in view of the purposes of the Company and the relationship of the Members. In connection with the Transfer of any Units, the Member holding such Units shall deliver written notice to the Company describing in reasonable detail the Transfer or proposed Transfer and the Board may, but is not obligated to, require prior to approving any Transfer, an opinion of counsel, which (to the Board’s reasonable satisfaction) is knowledgeable in securities law matters, to the effect that such Transfer of Units may be effected without registration of such Units under the Securities Act. A Member shall not Transfer any Units until the proposed transferee has agreed in writing to be bound by the conditions set forth in this Section 10.1 (such agreement in writing, the “Commitment to be Bound”), and a transferee shall be admitted to the Company as a Member only following the approval of the Board and upon execution of a counterpart signature page to this Agreement. Notwithstanding the foregoing, a Preapproved Transfer will be deemed to have received unanimous consent of the Managers upon the transferee stating in writing (a) its Commitment to be Bound and (b) in the event the transferee will hold 20% or more of the Units outstanding (permitting it, under Section 5.1 of the Agreement, to designate one person to serve on the Board of Managers) that it designates the same Person as Manager as the transferor had designated ((a) and (b), collectively, Preapproved Transfer Notification). Any Transfer by any Member of any Units or other interests in the Company in contravention of this Agreement shall be invalid, null, void and ineffectual and shall not bind or be recognized by the Company or any other party.

d.	By the execution of this Commitment to be Bound and upon Transfer of said twenty-five (25) Class A Units to Transferee, Transferee agrees to designate Brian McFadden to serve on the Board of Managers of Global Clean Solutions, LLC under Section 5.1 of the Amended Agreement.

IN WITNESS WHEREOF, each of the undersigned caused this Commitment to be Bound to be duly executed by it or on its behalf on or as of September 3, 2020.

Global Clean Solutions, LLC

By:
Name:	Brian McFadden
Title:	Member

By:
Name:	Bryan Pantofel
Title:	Member

By:
Name:	Chris Ferguson
Title:	Member

Global Technologies, Ltd

By:
Name:	Wayne Anderson
Title:	President